                                                                     Exhibit 4-B

================================================================================






                              AMENDED AND RESTATED

                                TRUST AGREEMENT

                                    between

                  DELMARVA POWER & LIGHT COMPANY, as Depositor

                                      and

                           WILMINGTON TRUST COMPANY,

                                          ,

                                          ,

                                      and

                                          , as Trustees

                           Dated as of        , 1996

                           DELMARVA POWER FINANCING I


================================================================================

                          Delmarva Power Financing I

              Certain Sections of this Trust Agreement relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                            Trust Agreement
  Act Section                                                  Section
- ---------------                                              -----------
Section 310(a)(1)     ...............................      8.07
           (a)(2)     ...............................      8.07
           (a)(3)     ...............................      8.09
           (a)(4)     ...............................      Not Applicable
           (b)        ...............................      8.08
Section 311(a)        ...............................      8.13
           (b)        ...............................      8.13
Section 312(a)        ...............................      5.07
           (b)        ...............................      5.07
           (c)        ...............................      5.07
Section 313(a)        ...............................      8.14(a)
           (a)(4)     ...............................      8.14(b)
           (b)        ...............................      8.14(b)
           (c)        ...............................      8.14(a)
           (d)        ...............................      8.14(a), 8.14(b)
Section 314(a)        ...............................      Not Applicable
           (b)        ...............................      Not Applicable
           (c)(1)     ...............................      Not Applicable
           (c)(2)     ...............................      Not Applicable
           (c)(3)     ...............................      Not Applicable
           (d)        ...............................      Not Applicable
           (e)        ...............................      Not Applicable
Section 315(a)        ...............................      8.01
           (b)        ...............................      8.02, 8.14(b)
           (c)        ...............................      8.01(a)
           (d)        ...............................      8.01, 8.03
           (e)        ...............................      Not Applicable
Section 316(a)        ...............................      Not Applicable
           (a)(1)(A)  ...............................      Not Applicable
           (a)(1)(B)  ...............................      Not Applicable
           (a)(2)     ...............................      Not Applicable
           (b)        ...............................      Not Applicable
           (c)        ...............................      Not Applicable

Section 317(a)(1)     ...............................      Not Applicable
           (a)(2)     ...............................      Not Applicable
           (b)        ...............................      5.09
Section 318(a)        ...............................      10.10

- ---------------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                               TABLE OF CONTENTS


                                   ARTICLE I.

                                 Defined Terms

Section 1.01.   Definitions  ........................................  2

                                  ARTICLE II.

                           Establishment of the Trust

Section 2.01.   Name ................................................ 11
Section 2.02.   Office of the Property Trustee; Principal
       Place of Business ............................................ 11
Section 2.03.   Initial Contribution of Trust Property;
       Organizational Expenses ...................................... 11
Section 2.04.   Issuance of the Preferred Securities ................ 11
Section 2.05.   Subscription and Purchase of Debentures;
       Issuance of the Common Securities ............................ 11
Section 2.06.   Declaration of Trust; Appointment of Additional
       Administrative Trustees ...................................... 12
Section 2.07.   Authorization to Enter into Certain Transactions .... 12
Section 2.08.   Assets of Trust ..................................... 16
Section 2.09.   Title to Trust Property ............................. 16

                                  ARTICLE III.

                                Payment Account

Section 3.01.   Payment Account ..................................... 16

                                  ARTICLE IV.

                           Distributions; Redemption

Section 4.01.   Distributions ....................................... 16
Section 4.02.   Redemption .......................................... 17
Section 4.03.   Subordination of Common Securities .................. 19
Section 4.04.   Payment Procedures .................................. 19
Section 4.05.   Tax Returns and Reports ............................. 20
Section 4.06.   Payments under Subordinated Indenture ............... 20

                                   ARTICLE V.

                         Trust Securities Certificates

Section 5.01.   Initial Ownership ................................... 20
Section 5.02.   The Trust Securities Certificates ................... 20

Section 5.03.   Execution and Delivery of Trust Securities
       Certificates ................................................. 21
Section 5.04.   Registration of Transfer and Exchange of
       Preferred Securities Certificates ............................ 21
Section 5.05.   Mutilated, Destroyed, Lost or Stolen Trust
       Securities Certificates ...................................... 22
Section 5.06.   Persons Deemed Securityholders ...................... 22
Section 5.07.   Access to List of Securityholders'
       Names and Addresses .......................................... 22
Section 5.08.  Maintenance of Office or Agency ...................... 23
Section 5.09.  Appointment of Paying Agent .......................... 23
Section 5.10.  Ownership of Common Securities by Depositor .......... 24
Section 5.11.  Forms of Preferred Securities Certificates,
       Initial Execution ............................................ 24
Section 5.12.  Book-Entry System .................................... 24
Section 5.13.  Rights of Securityholders ............................ 25

                                  ARTICLE VI.

                   Acts of Securityholders; Meetings; Voting

Section 6.01.   Limitations on Voting Rights ........................ 25
Section 6.02.   Notice of Meetings .................................. 26
Section 6.03.   Meetings of Holders of Preferred Securities ......... 26
Section 6.04.   Voting Rights ....................................... 27
Section 6.05.   Proxies, etc. ....................................... 27
Section 6.06.   Securityholder Action by Written Consent............. 27
Section 6.07.   Record Date for Voting and Other Purposes............ 27
Section 6.08.   Acts of Securityholders.............................. 27
Section 6.09.   Inspection of Records................................ 29

                                  ARTICLE VII.

                 Representations and Warranties of the Property
                        Trustee and the Delaware Trustee

Section 7.01.   Property Trustee .................................... 29

                                 ARTICLE VIII.

                                  The Trustees

Section 8.01.   Certain Duties and Responsibilities ................. 30
Section 8.02.   Certain Notices ..................................... 32
Section 8.03.   Certain Rights of Property Trustee .................. 32
Section 8.04.   Not Responsible for Recitals or Issuance
       of Securities ................................................ 35
Section 8.05.   May Hold Securities ................................. 35
Section 8.06.   Compensation; Fees; Indemnity ....................... 35
Section 8.07.   Certain Trustees Required; Eligibility .............. 36
Section 8.09.   Co-Trustees and Separate Trustee .................... 36

Section 8.10.   Resignation and Removal; Appointment of Successor.... 38
Section 8.11.   Acceptance of Appointment by Successor .............. 39
Section 8.12.   Merger, Conversion, Consolidation or Succession
       to Business .................................................. 39
Section 8.13.   Preferential Collection of Claims Against
       Depositor or Trust ........................................... 40
Section 8.14.   Reports by Property Trustee ......................... 40
Section 8.15.   Reports to the Property Trustee ..................... 40
Section 8.16.   Evidence of Compliance With Conditions Precedent .... 40
Section 8.17.   Number of Trustees .................................. 40
Section 8.18.   Delegation of Power ................................. 41
Section 8.19.   Fiduciary Duty ...................................... 41

                                  ARTICLE IX.

                          Termination and Liquidation

Section 9.01.   Termination Upon Expiration Date .................... 42
Section 9.02.   Early Termination ................................... 42
Section 9.03.   Termination ......................................... 43
Section 9.04.   Liquidation ......................................... 43
Section 9.05.   Mergers, Consolidations, Amalgamations or
       Replacements of the Trust .................................... 45

                                   ARTICLE X.

                            Miscellaneous Provisions

Section 10.01.  Guarantee by the Depositor and Assumption of
       Obligations .................................................. 46
Section 10.02.  Limitation of Rights of Securityholders ............. 46
Section 10.03.  Amendment ........................................... 46
Section 10.04.  Separability ........................................ 48
Section 10.05.  Governing Law ....................................... 48
Section 10.06.  Successors .......................................... 48
Section 10.07.  Headings ............................................ 48
Section 10.08.  Notice and Demand ................................... 48
Section 10.09.  Agreement Not to Petition ........................... 49
Section 10.10.  Conflict with Trust Indenture Act ................... 49

          AMENDED AND RESTATED TRUST AGREEMENT, dated as of          , 1996,
between (i) Delmarva Power & Light Company, a Delaware and Virginia corporation (the "Depositor"), (ii) Wilmington Trust Company, a banking corporation duly organized and existing under the laws of Delaware, as trustee (the "Property
Trustee") and (iii)             ,                          and                 ,
each an individual, as trustee, and each of whose address is c/o Delmarva
Power & Light Company, 800 King Street, Wilmington, Delaware 19899 (each, an "Administrative Trustee" and, collectively, the "Administrative Trustees") (the Property Trustee and the Administrative Trustees being hereinafter referred to collectively as the "Trustees") and (v) the several Holders, as hereinafter defined.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Depositor, the Property Trustee and                  ,
as Administrative Trustee, have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into
of that certain Trust Agreement, dated as of                  , 1996 (the
"Original Trust Agreement"), and by the execution by the Property Trustee and
                   , as Administrative Trustee and filing with the Secretary of State of the State of Delaware of the Certificate of Trust, dated
         , 1996 (the "Certificate of Trust"), a copy of which is attached as Exhibit A; and

          WHEREAS, the Depositor, the Property Trustee and                 ,
as Administrative Trustee, desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures, (ii) the issuance of the Common Securities by the Trust to the Depositor, (iii) the issuance of the Preferred Securities by the Trust and (iv) the appointment of additional Administrative Trustees of the Trust;

          NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I.

                                 Defined Terms

          Section 1.01. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

               (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

          "Act" has the meaning specified in Section 6.08.

          "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and for a given period, the amount of Additional Interest (as defined in the Subordinated Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

          "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement, solely in their capacities as Administrative Trustees of the Trust created hereunder and not in their individual capacities, or any successor trustee appointed as herein provided.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Bankruptcy Event" means, with respect to any Person:

               (i) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under Federal bankruptcy law or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (ii) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or of the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

          "Bankruptcy Laws" has the meaning specified in Section 10.09.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors or a duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

          "Business Day" means a day other than (a) a Saturday or a Sunday, (b) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed and (c) a day on which either the Corporate Trust Office or the Debenture Trustee's principal corporate trust office is closed for business.

          "Certificate of Trust" has the meaning specified in the preamble to this Trust Agreement.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "Closing Date" means the date of delivery of this Trust Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Security" means an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

          "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B.

          "Corporate Trust Office" means the principal corporate trust office of the Property Trustee located in Wilmington, Delaware.

          "Covered Person" means: (a) any officer, director, shareholder, partner, beneficial owner, member, representative, employee or agent of the Trust or the Trust's Affiliates; and (b) any Securityholder.

          "Debenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

          "Debenture Issuer" means Delmarva Power & Light Company, a Delaware and Virginia corporation, in its capacity as issuer of the Debentures.

          "Debenture Redemption Date" means "Redemption Date" as defined in the Subordinated Indenture.

          "Debenture Trustee" means Wilmington Trust Company, as trustee under the Subordinated Indenture.

          "Debentures" means the $                 aggregate principal amount of
the Debenture Issuer's     % Junior Subordinated Debentures, Series   , Due
, issued pursuant to the Subordinated Indenture.

          "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time
                                         -- ---
to time.

          "Depositor" has the meaning specified in the preamble to this Trust Agreement.

          "Distribution Date" has the meaning specified in Section 4.01(a).

          "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

          "Early Termination Event" has the meaning specified in Section 9.02.

          "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) the occurrence of a Debenture Event of Default; or

               (ii) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

               (iii) default by the Trust in the payment of any Redemption Price when it becomes due and payable; or

               (iv) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in whose performance or breach is specifically dealt with in clause (ii) or
          (iii), above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Property Trustee by the Holders of at least 10% in Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (v) the occurrence of a Bankruptcy Event with respect to the Trust.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached as Exhibit C, as amended from time to time.

          "Expiration Date" means December 31, 2041.

          "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and Wilmington Trust Company, a Delaware banking corporation, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

          "Holder" has the meaning specified in the definition of "Securityholder."

          "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officer, director, shareholder, member, partner, employee, representative or agent of any Trustee, or any employee or agent of the Trust or its Affiliates.

          "Investment Company Act" means the Investment Company Act of 1940, as amended.

          "Investment Company Event" means the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority to the effect that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change in law becomes effective on or after the date of original issuance of the Preferred Securities.

          "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          "Like Amount" means (i) Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (ii) Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed.

          "Liquidation Amount" means the stated amount of $25 per Trust
Security.

          "Liquidation Date" means the date on which Debentures are to be distributed to Securityholders in connection with a termination and liquidation of the Trust pursuant to Section 9.04(a).

          "Liquidation Distribution" has the meaning specified in Section
9.04(e).

          "No Recognition Opinion" means an opinion of nationally recognized independent tax counsel experienced in such matters, which opinion may rely on any then applicable published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the termination of the Trust and distribution of the Debentures.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, but not an employee of the Trust, the Property Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

          "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

          "Outstanding," when used with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore delivered under this Trust Agreement, except:

               (i) Preferred Securities theretofore canceled by the Administrative Trustees or delivered to the Administrative Trustees for cancellation;

               (ii) Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided, however, that, if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

               (iii) Preferred Securities in exchange for or in lieu of which other Preferred Securities have been delivered pursuant to this Trust Agreement, including pursuant to Sections 5.04 or 5.05;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

          "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and initially shall be Wilmington Trust Company.

          "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee at Wilmington Trust Company, or such other banking institution as the Depositor shall select, in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Paying Agent, pursuant to Section 5.09, shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

          "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

          "Preferred Security" means an undivided beneficial interest in the assets of the Trust designated as a __% cumulative trust preferred capital security having a Liquidation Amount of $25 and having rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

          "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

          "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

          "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided, however, that each Debenture Redemption Date and Maturity (as defined in the Subordinated Indenture) of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

          "Redemption Price" means, with respect to any Redemption Date of any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions thereon to the Redemption Date.

          "Registrar" shall mean the registrar for the Preferred Securities appointed by the Trust and shall be initially Wilmington Trust Company.

          "Responsible Officer," when used with respect to the Property Trustee means an officer of the Property Trustee assigned by the Property Trustee to administer its corporate trust matters.

          "Securities Depository" shall be The Depository Trust Company, or a successor thereto.

          "Securities Register" shall mean the Securities Register described in
Section 5.04.

          "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

          "Special Event" means either a Tax Event or an Investment Company
Event.

          "Subordinated Indenture" means the Indenture, dated as of          ,
1996, between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

          "Tax Event" means the receipt by the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative or judicial pronouncement or decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities under this Trust Agreement, there is more than an insubstantial risk that at such time or within 90 days of the date thereof (i) the Trust is, or will be, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Depositor on the Debentures is not, or will not be, deductible by the Depositor, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          "Transfer Agent" shall mean one or more transfer agents for the Preferred Securities appointed by the Administrative Trustees on behalf of the Trust and shall be initially Wilmington Trust Company.

          "Trust" means the Delaware business trust created by the Original Trust Agreement and continued hereby and identified on the cover page to this Trust Agreement.

          "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto and the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trust Property" means (i) the Debentures, (ii) any cash on deposit in, or owing to, the Payment Account and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held by the Property Trustee pursuant to the trusts of this Trust Agreement.

          "Trust Security" means any one of the Common Securities or the Preferred Securities.

          "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

          "Underwriting Agreement" means the Underwriting Agreement, dated as of , 1996, among the Trust, the Depositor and the underwriters named therein.

                                  ARTICLE II.

                           Establishment of the Trust

          Section 2.01. Name. The Trust created hereby shall be known as "Delmarva Power Financing I," in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          Section 2.02. Office of the Property Trustee; Principal Place of Business. The office of the Property Trustee in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, or at such other address in Delaware as the Property Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Trust is c/o Delmarva Power & Light Company, 800 King Street, Wilmington, Delaware 19899.

          Section 2.03. Initial Contribution of Trust Property; Organizational Expenses. The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

          Section 2.04. Issuance of the Preferred Securities. The Depositor and an Administrative Trustee, on behalf of the Trust, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, one of the Administrative Trustees, on behalf of the Trust in accordance with Section 5.02, executed manually and delivered a Preferred Securities Certificate, registered in the name of the nominee of the
Securities Depository, evidencing [                ] Preferred Securities having
an aggregate Liquidation Amount of $        , against receipt of the purchase
price of such Preferred Securities of $       , which amount such Administrative
Trustee shall promptly deliver to the Property Trustee.

          Section 2.05. Subscription and Purchase of Debentures; Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name
of the Property Trustee and in an aggregate principal amount of $            ,
and, in satisfaction of the purchase price for such Debentures, (x) one of the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the name of the
Depositor, evidencing [             ] Common Securities having an aggregate
Liquidation Amount of $             , and (y) the Property Trustee, on behalf of
the Trust,
shall deliver to the Depositor the sum of $              , representing the
proceeds from the sale of the Preferred Securities pursuant to the Underwriting Agreement.

          Section 2.06. Declaration of Trust; Appointment of Additional Administrative Trustees. The exclusive purposes and functions of the Trust are
(i) to issue Trust Securities and invest the proceeds thereof in Debentures, and
(ii) to receive payments to be made with respect to the Debentures and disburse such payments in accordance with the terms hereof, and (iii) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. Anything in this Trust Agreement to the contrary notwithstanding, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Delaware Business Trust Act.

          Section 2.07. Authorization to Enter into Certain Transactions. (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 2.07 and Article VIII and in accordance with the following provisions (A) and (B), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

     (i) As among the Trustees, the Administrative Trustees, acting singly or jointly, shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

               (A) the issuance and sale of the Trust Securities;

               (B) without the consent of any Person, the causing of the Trust to enter into and to execute, deliver and perform on behalf of the Trust, the Expense Agreement, and such agreements or other documents as may be necessary or desirable in connection with the consummation of the Underwriting Agreement;

               (C) the qualification of the Trust to do business in any jurisdiction as may be necessary or desirable;

               (D) the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

               (E) the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

               (F) the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

               (G) the appointments of a Paying Agent [subject to Section 5.09], a Transfer Agent and a Registrar in accordance with this Trust Agreement;

               (H) the registration of transfers of the Trust Securities in accordance with this Trust Agreement; and

               (I) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

(ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following ministerial matters:

               (A) the establishment of the Payment Account;

               (B) the receipt of the Debentures;

               (C) the deposit of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

               (D) the distribution of amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

               (E) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with the terms of this Trust Agreement;

               (F) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

               (G) as provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the execution of the certificate of cancellation to be prepared and filed by the Administrative Trustees with the Secretary of State of the State of Delaware; and

               (H) the taking of any ministerial action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

Subject to this Section 2.07(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or authority of the Administrative Trustees set forth in Section 2.07(a)(A) or the Depositor set forth in Section 2.07(i). The Property Trustee shall have the power and authority to exercise all of the rights, powers and privileges of a holder of Debentures under the Subordinated Indenture and, if an Event of Default occurs and is continuing, the Property Trustee may, for the benefit of Holders of the Trust Securities, in its discretion proceed to protect and enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Trust Agreement.

          (b) The Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not
(i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

          (c) In connection with the issuance of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

               (i) to prepare for filing by the Trust with the Commission and to execute a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

               (ii) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such states;

               (iii) to prepare for filing by the Trust an application to the New York Stock Exchange, any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities and to file or cause the Administrative Trustees to file thereafter with such exchange such notifications and documents as may be necessary from time to time to maintain such listing;

               (iv) to prepare for filing by the Trust with the Commission and to execute a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

               (v) to execute and deliver on behalf of the Trust the Underwriting Agreement and such other agreements as may be necessary or desirable in connection with the consummation thereof;

               (vi) to select the investment banker or bankers to act as underwriters with respect to the offer and sale by the Trust of Preferred Securities and negotiate the terms of an Underwriting Agreement and pricing agreement providing for such offer; and

               (vii) to take any other actions necessary or desirable to carry out any of the foregoing activities.

          (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or classified other than as a "grantor trust" for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, subject to the provisions of Section 10.03, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Preferred Securities.

          Section 2.08. Assets of Trust. The assets of the Trust shall consist of the Trust Property.

          Section 2.09. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.


                                  ARTICLE III.

                                Payment Account

          Section 3.01. Payment Account. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and the Paying Agent appointed by the Administrative Trustees shall have exclusive control with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders of Trust Securities and for distribution as herein provided.

          (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                  ARTICLE IV.

                           Distributions; Redemption

          Section 4.01. Distributions. (a) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from the Closing Date, and, except in the event that the Depositor exercises its right to extend the interest payment period for the Debentures pursuant to Section 311 of the Subordinated Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each
year, commencing on        , 1996.  If any date on which Distributions are
otherwise payable on the Trust

Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such distribution shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.01(a) a "Distribution Date").

          (b)  Distributions payable on the Trust Securities shall be fixed at a
rate of   % per annum of the Liquidation Amount of the Trust Securities.  The
amount of Distributions payable for any full quarterly period shall be computed on the basis of twelve 30-day months and a 360-day year and for any period shorter than a full month, on the basis of the actual number of days elapsed. If the interest payment period for the Debentures is extended pursuant to Section 311 of the Subordinated Indenture, then Distributions on the Preferred Securities will be deferred for the period equal to the extension of the interest payment period for the Debentures and the rate per annum at which Distributions on the Trust Securities accumulate shall be increased by an amount such that the aggregate amount of Distributions that accumulate on all Trust Securities during any such extended interest payment period is equal to the aggregate amount of interest (including, to the extent permitted by law, interest payable on unpaid interest at the percentage rate per annum set forth above, compounded quarterly) that accrues during any such extended interest payment period on the Debentures. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

          (c) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date only to the extent that the Trust has funds immediately available in the Payment Account for the payment of such Distributions.

          (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be 15 days prior to such Distribution Date.

          Section 4.02. Redemption. (a) On each Debenture Redemption Date and at Maturity for the Debentures, the Property Trustee will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

          (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption or liquidation shall state:

                 (i)  the Redemption Date;

                (ii)  the Redemption Price;

               (iii)  the CUSIP number;

                (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

                 (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date.

          (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be deemed payable on each Redemption Date only if the Trust has funds immediately available in the Payment Account for such payment.

          (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then on the Redemption Date all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, and such Trust Securities will cease to be outstanding. In the event that any Redemption Date is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).
In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established to the date on which such Redemption Price shall actually be paid.

          (e) Payment of the Redemption Price on the Trust Securities to be redeemed on any Redemption Date shall be made to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the fifteenth day prior to such Redemption Date.

          (f) Subject to Section 4.03(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated 3% to the Common Securities and 97% to the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for a redemption of portions (equal to $25 or integral multiples thereof) of the Liquidation Amount of Preferred Securities of a denomination larger than $25. The Property Trustee shall promptly notify the Transfer Agent and Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

          Section 4.03. Subordination of Common Securities. (a) If on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price, payment in full of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for.

          (b) In the case of the occurrence of an Event of Default resulting from a Debenture Event of Default, the Holder of Common Securities will be deemed to have waived such Event of Default until the effect of all such Events of Default with respect to the Preferred Securities shall have been cured, waived or otherwise eliminated. Until all Events of Default with respect to the Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act.

          Section 4.04. Payment Procedures. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Administrative Trustees and the Holder of the Common Securities.

          Section 4.05. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense and direction, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the Internal Revenue Service Form 1041 (or any successor form) required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the related Internal Revenue Service Form 1099, or any successor form or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

          Section 4.06. Payments under Subordinated Indenture. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 808 of the Subordinated Indenture. Notwithstanding the provisions hereunder to the contrary, Securityholders acknowledge that any Holder of Preferred Securities that receives payment under Section 808 of the Subordinated Indenture may receive amounts greater than the amount such Holder may be entitled to receive pursuant to the other provisions of this Trust Agreement.


                                   ARTICLE V.

                         Trust Securities Certificates

          Section 5.01. Initial Ownership. Upon the creation of the Trust by the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

          Section 5.02. The Trust Securities Certificates. The Trust Securities Certificates shall be issued in denominations of $25 Liquidation Amount and integral multiples thereof. Subject to Section 2.04 relating to the original issuance of the Preferred Securities Certificate registered in the name of the nominee of the Securities Depository, the Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and, if executed on behalf of the Trust by facsimile signature, countersigned by a Transfer Agent or its agent. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust and, if executed on behalf of the Trust by facsimile signature and countersigned by a Transfer Agent or its agent, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04 or 5.11.

          Section 5.03. Execution and Delivery of Trust Securities Certificates. On the Closing Date, the Administrative Trustees, or any one of them, shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust, and in the case of Preferred Securities executed by facsimile signature, countersigned by a Transfer Agent or its agent, and delivered to or upon the written order of the Depositor signed by its chairman of the board, its president, any of its vice presidents or its treasurer, without further corporate action by the Depositor, in authorized denominations. The Depositor agrees to indemnify, defend and hold each Transfer Agent harmless against any and all costs and liabilities incurred without negligence arising out of or in connection with any such countersigning by it.

          Section 5.04. Registration of Transfer and Exchange of Preferred Securities Certificates. (a) The Registrar shall keep or cause to be kept, at its principal corporate office, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of Preferred Securities Certificates and the registration of transfers and exchanges of Preferred Securities Certificates as herein provided.

          (b) Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.08, the Administrative Trustees, or any one of them, shall execute on behalf of the Trust by manual or facsimile signature and, if executed on behalf of the Trust by facsimile signature, cause a Transfer Agent or its agent to countersign and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08.

          (c) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and a Transfer Agent duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Administrative Trustees in accordance with customary practice. The Trust shall not be required to (i) issue, register the transfer of, or exchange any Preferred Securities during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of redemption of any Preferred Securities called for redemption and ending at the close of business on the day of such mailing or (ii) register the transfer of or exchange any Preferred Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Securities being redeemed in part.

          (d) No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but a Transfer Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

          Section 5.05. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (i) any mutilated Trust Securities Certificate shall be surrendered to a Transfer Agent, or if a Transfer Agent shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (ii) there shall be delivered to the Transfer Agent and the Administrative Trustees such security or indemnity as may be required by them to save each of them and the Depositor harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust, shall execute by manual or facsimile signature such Trust Securities Certificate and, if execution on behalf of the Trust is by facsimile signature, such Certificate shall be countersigned by a Transfer Agent; and the Administrative Trustees, or any one of them, shall make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.05, the Administrative Trustees or the Transfer Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.05 shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

          Section 5.06. Persons Deemed Securityholders. Prior to due presentation of a Preferred Securities Certificate for registration of transfer, the Trustees and the Registrar shall be entitled to treat the Person in whose name any Preferred Securities Certificate shall be registered in the Securities Register as the Holder of such Preferred Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Registrar shall be bound by any notice to the contrary.

          Section 5.07. Access to List of Securityholders' Names and Addresses. The Administrative Trustees shall furnish, or cause to be furnished, (i) to the Depositor, within 15 days after receipt by any Administrative Trustee of a request therefor from the Depositor in writing and (ii) to the Property Trustee, promptly after receipt by any

Administrative Trustee of a request therefor from the Property Trustee in writing in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, a list, in such form as the Depositor or the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date. If Holders of Trust Securities Certificates evidencing ownership at such time and for the previous six months not less than 25% of the outstanding aggregate Liquidation Amount apply in writing to any Administrative Trustee, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Administrative Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold either the Depositor or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          Section 5.08. Maintenance of Office or Agency. The Depositor shall or shall cause the Transfer Agent to maintain, in Wilmington, Delaware, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Depositor or the Transfer Agent in respect of the Trust Securities Certificates may be served. The Depositor initially designates Wilmington Trust Company at its principal corporate trust office for such purposes. The Depositor shall or shall cause the Transfer Agent to give prompt written notice to the Property Trustee and to the Securityholders of any change in any such office or agency.

          Section 5.09. Appointment of Paying Agent. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Administrative Trustees and the Property Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions. The Property Trustee shall be entitled to rely upon a certificate of the Paying Agent stating in effect the amount of such funds so to be withdrawn and that same are to be applied by the Paying Agent in accordance with this Section 5.09. The Administrative Trustees or any one of them may revoke such power and remove the Paying Agent if the Administrative Trustees or any one of them determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent may choose any co-paying agent that is acceptable to the Administrative Trustees and the Depositor. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Administrative Trustees and the Depositor. In the event of the removal or resignation of the Paying Agent, the Administrative Trustees shall appoint a successor that is reasonably acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank, trust company or an Affiliate of the Depositor). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon resignation or removal of a Paying Agent such Paying Agent also shall return all other funds in its possession to the Property Trustee. The provisions of Sections 8.01 through
8.06 shall apply to the Paying Agent appointed hereunder, and the Paying Agent shall be bound by the requirements with respect to paying agents of securities issued pursuant to the Trust Indenture Act. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          Section 5.10. Ownership of Common Securities by Depositor. On the Closing Date, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities (other than a transfer in connection with a merger or consolidation of the Depositor with or into another corporation pursuant to Section 1101 of the Subordinated Indenture) shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE." A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a typewritten or definitive Common Securities Certificate.

          Section 5.11. Forms of Preferred Securities Certificates, Initial Execution. Preferred Securities Certificates may be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees, or any one of them. Upon the initial issuance of the Preferred Securities, the Administrative Trustees, or any one of them, shall execute the Preferred Securities Certificates on behalf of the Trust by manual or facsimile signature, and, if executed by facsimile on behalf of the Trust, such Certificates shall be countersigned by the Transfer Agent or its agent. The initial Preferred Securities Certificates shall be prepared in accordance with the instructions of the Depositor. Neither the Transfer Agent nor any of the Administrative Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

          Section 5.12. Book-Entry System. (a) The Administrative Trustees, at the direction and expense of the Depositor, may from time to time appoint a Securities Depository or a successor thereto and enter into a letter of representations or other agreement with such Securities Depository to establish procedures with respect to the Preferred Securities. Any Securities Depository shall be a Clearing Agency.

          (b) The Depositor and the Trustees covenant and agree to meet the requirements of a Securities Depository for the Preferred Securities with respect to required notices and other provisions of the letter of representations or agreement executed with respect to such Preferred Securities.

          (c) Whenever the beneficial ownership of any Preferred Securities is determined through the books of a Securities Depository, the requirements in this Trust Agreement of holding, delivering or transferring, and making payments in respect of, such Preferred Securities shall be deemed modified with respect to such Preferred Securities to meet the requirements of the Securities Depository with respect to actions of the Trustees, the Depositor and the Paying Agent. Any provisions hereof permitting or requiring delivery of such Preferred Securities shall, while such Preferred Securities are in a book-entry system, be satisfied by the notation on the books of the Securities Depository in accordance with applicable state law.

          Section 5.13. Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than an undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Preferred Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable interests in the Trust.


                                  ARTICLE VI.

                   Acts of Securityholders; Meetings; Voting

          Section 6.01. Limitations on Voting Rights. (a) Except as provided in this Section 6.01, in Section 10.03 and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association. If the Property Trustee fails to enforce its rights under the Debentures or this Trust Agreement, a Holder of Preferred Securities may institute a legal proceeding directly against the Depositor to enforce the Property Trustee's rights under the Debentures or this Trust Agreement, to the fullest extent permitted by law, without first instituting any legal proceeding against the Property Trustee or any other person. Notwithstanding the foregoing, a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder directly of principal of or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder on or after the due dates specified in the Debentures. In connection with any such proceeding, the Depositor will be subrogated to the rights of any Holder of Preferred Securities to the extent of any payment made by the Depositor to such Holder.

          (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which is waivable under Section 813 of the Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or
(iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least 66 2/3% of the aggregate Liquidation Amount of the Outstanding Preferred Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by any Trustee without the prior written consent of each holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Preferred Securities, except pursuant to a subsequent vote of the Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures.

          Section 6.02. Notice of Meetings. Notice of all meetings of the Holders of Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 10.08 to each Holder of a Preferred Security, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

          Section 6.03. Meetings of Holders of Preferred Securities. (a) No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Holders of at least 25% of the aggregate Liquidation Amount of the Outstanding Preferred Securities and may, at any time in their discretion, call a meeting of Holders of Preferred Securities to vote on any matters as to which the Holders of Preferred Securities are entitled to vote.

          (b) Holders of at least 50% of the aggregate Liquidation Amount of the Outstanding Preferred Securities, present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

          (c) If a quorum is present at a meeting, an affirmative vote by the Holders of Preferred Securities present, in person or by proxy, holding more than the lesser of (i) 66 2/3% of the aggregate Liquidation Amount of the Outstanding Preferred Securities held by the Holders of then Outstanding Preferred Securities present, either in person or by proxy, at such meeting and
(ii) 50% of the aggregate Liquidation Amount of the Outstanding Preferred Securities shall constitute the action of the Securityholders, unless this Trust Agreement shall require a greater affirmative vote.

          Section 6.04. Voting Rights. Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

          Section 6.05. Proxies, etc. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, or, if earlier, until eleven months after it is sent and the burden of proving invalidity shall rest on the challenger.

          Section 6.06. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Holders of at least a majority of the aggregate Liquidation Amount of the Outstanding Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

          Section 6.07. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of any Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

          Section 6.08. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this

Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Administrative Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this
Section 6.08.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee deems sufficient.

          (c) The ownership of Preferred Securities shall be proved by the Securities Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

          (e) Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

          (f) If any dispute shall arise between or among the Securityholders and the Administrative Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

          Section 6.09. Inspection of Records. Subject to Section 5.07 concerning access to the list of Securityholders, upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                  ARTICLE VII.

                 Representations and Warranties of the Property
                        Trustee and the Delaware Trustee


          Section 7.01. Property Trustee. The Property Trustee hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

          (i) the Property Trustee is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (ii) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

          (iii) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (iv) the execution, delivery and performance by the Property Trustee of this Trust Agreement will not violate, conflict with or constitute a breach of the Property Trustee's charter or by-laws; and

          (v) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Federal or Delaware law governing the banking or trust powers of the Property Trustee.

                                 ARTICLE VIII.

                                  The Trustees

          Section 8.01.  Certain Duties and Responsibilities.   (a)  The
Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and in the terms of the Trust Securities and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived), the Property Trustee shall exercise such of the rights and powers vesting in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                 (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement and in the terms of the Trust Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

                 (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trustee Agreement.

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the

     Holders of at least a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

          (iv) no provision of this Trust Agreement shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Trust Property shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement, the Trust Indenture Act and, to the extent applicable, Rule 3a-7 under the Investment Company Act of 1940, as amended;

          (vi) the Property Trustee shall have no duty or liability for, or with respect to the value, genuineness, existence or sufficiency of, the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account established by the Property Trustee pursuant to this Trust Agreement and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

               (C) all payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee or Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in rspect of any Trust Security. This Section 8.01(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

               (D) no Administrative Trustee shall be liable for any act or omission to act hereunder, except for its own gross negligence or wilful misconduct.

          Section 8.02. Certain Notices. (a) Within five Business Days after the occurrence of any Event of Default, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of any Event of Default known to the Property Trustee to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived.

          (b) Within Five Business Days after receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Subordinated Indenture, an Administrative Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of such exercise to the Securityholders and the Property Trustee.

          Section 8.03. Certain Rights of Property Trustee. Subject to the provisions of Section 8.01 and except as provided by law:

               (i) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) if (A) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (B) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (C) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

               (iii) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate;

               (iv) the Property Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (v) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities which might be incurred by it in complying with such request or direction;

               (vi) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document reasonably believed by it to be genuine, unless requested in writing to do so by one or more Securityholders, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (vii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; provided, however, that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

               (viii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

               (ix) the Property Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Trust Securities unless either (A) a Responsible Officer of the Property Trustee shall have actual knowledge of the default or Event of Default or (B) written notice of such default or Event of Default shall have been given to the Property Trustee by the Depositor, the Administrative Trustees or by any Securityholder;

               (x) no provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Property Trustee shall be construed to be a duty;

               (xi) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it;

               (xii) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any securities) (or any rerecording, refiling or reregistration thereof);

               (xiii) the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction; and

               (xiv) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (A) may request instructions from the Securityholders, which instructions may only be given by the Holders of the same amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of this Trust

          Agreement in respect of such remedies, rights or actions, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions.

          Section 8.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Depositor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof or as to the title of the Trust thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with any Trustees hereunder, nor as to the validity or sufficiency of this Trust Agreement or the Trust Securities. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the sale of the Trust Securities in accordance with Section 2.05.

          Section 8.05. May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such agent.

          Section 8.06. Compensation; Fees; Indemnity. (a) The Depositor agrees:

          (i) to pay to the Trustees from time to time compensation for all services rendered by the Trustees hereunder in accordance with a separate fee agreement between the Depositor and the Trustees, if any (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (ii) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence (gross negligence, in the case of any Administrative Trustee), bad faith or willful misconduct; and

          (iii) to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against, any and all loss, damage, claims, liability or expense incurred without negligence (gross negligence, in the case of any Administrative Trustee), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (b) As security for the performance of the obligations of the Depositor under this Section, each of the Trustees shall have a lien prior to the Trust Securities upon all property and funds held or collected by such Trustee as such.

          (c) The provisions of this Section 8.06 shall survive the termination of this Trust Agreement.

          Section 8.07. Certain Trustees Required; Eligibility. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.07(a), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.07(a), it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

          (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

          (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

          Section 8.08. Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. The Subordinated Indenture and the Guarantee Agreement shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in
Section 310(b) of the Trust Indenture Act.

          Section 8.09. Co-Trustees and Separate Trustee. (a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.09. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment.

          (b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

          (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

               (i) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees designated for such purpose hereunder, shall be exercised, solely by such Trustees.

               (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

               (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.09, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the

          Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.09.

               (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

               (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

               (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

          Section 8.10.  Resignation and Removal; Appointment of Successor.
(a) No resignation or removal of any Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the requirements of
Section 8.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Trustee required by Section 8.11 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) Unless a Debenture Event of Default shall have occurred and be continuing, the Trustee may be removed at any time by Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Trustee may be removed at such time by Act of the Securityholders of a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities, delivered to such Trustee (in its individual capacity and on behalf of the Trust).

          (d) If a Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee, and the Trustee so succeeded shall comply with the requirements of Section 8.11. If any Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when a Debenture Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Holders of at least a majority of the aggregate Liquidation Amount of the Outstanding Preferred Securities delivered to such Trustee, shall promptly appoint a successor Trustee, and the Trustee so succeeded shall comply with the requirements of

Section 8.11. If no successor Trustee shall have been so appointed by the Common Securityholders or the Preferred Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (e) A retiring Trustee shall give notice thereof and of the appointment of its successor Trustee to all Securityholders in the manner provided in Section 10.08 and shall give notice to the Depositor. Each notice shall include the name and address of the successor Trustee and, in the case of the Property Trustee, the address of its Corporate Trust Office.

          (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirements for Administrative Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor reasonably believes that any Administrative Trustee has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

          Section 8.11. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee, the retiring Trustee and the successor Trustee shall execute and deliver an amendment hereto wherein the successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Trust Securities and the Trust.

          (b) Upon request of any such successor Trustee, the retiring Trustee shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

          No successor Trustee shall accept its appointment unless at the time of such acceptance the successor Trustee shall be qualified and eligible under this Article VIII.

          Section 8.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or any Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such

Trustee, shall be the successor of such Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          Section 8.13. Preferential Collection of Claims Against Depositor or Trust. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

          Section 8.14. Reports by Property Trustee. (a) The Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Such of those reports as are required to be transmitted by the Property Trustee pursuant to Section 313(a) of the Trust Indenture Act shall be so transmitted within 60 days after December 31 of each year, commencing December 31, 1996.

          (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Property Trustee with each stock exchange upon which the Trust Securities are listed, with the Commission and with the Depositor. The Depositor will notify the Property Trustee when any Trust Securities shall have been listed on any stock exchange.

          Section 8.15. Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports, compliance certificates and information as may be required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required thereby.

          Section 8.16. Evidence of Compliance With Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement (including any covenants compliance with which constitutes a condition precedent) that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

          Section 8.17. Number of Trustees. (a) The number of Trustees shall be four, provided that the Depositor, by written instrument may increase or decrease the number of Administrative Trustees.

          (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of

Trustees is increased pursuant to Section 8.17(a), the vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

          (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

          Section 8.18. Delegation of Power. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          Section 8.19. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

          (b) Unless otherwise expressly provided herein and subject to the provisions of the Trust Indenture Act:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and the Trust or any Covered Person; or

               (ii) whenever this Trust Agreement or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Securityholder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or terms so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

          (c) Unless otherwise expressly provided herein and subject to the provisions of the Trust Indenture Act, whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it reasonably desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and, to the extent permitted by applicable law, shall not be subject to any other or different standard imposed by this Trust Agreement.


                                  ARTICLE IX.

                          Termination and Liquidation

          Section 9.01. Termination Upon Expiration Date. The Trust shall automatically terminate on the Expiration Date and the Trust Property shall be distributed in accordance with Section 9.04.

          Section 9.02. Early Termination. Upon the first to occur of (such first occurrence, an "Early Termination Event"):

                 (i) a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

                (ii)  the redemption of all of the Preferred Securities;

               (iii) the occurrence of a Special Event and the election by the Depositor to terminate that Trust pursuant to Section 9.04(d);

                (iv) the entrance by a court of competent jurisdiction of an order for judicial termination of the Trust;

the Trust shall terminate and the Trustees shall take such action as is required by Section 9.04.

          Section 9.03. Termination. The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (i) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section
4.02 or 9.04(d), of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (ii) the payment of all amounts due to creditors of the Trust; and (iii) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

          Section 9.04. Liquidation. (a) On the Expiration Date or earlier if an Early Termination Event specified in clause (i), (iii) or (iv) of Section
9.02 shall occur, subject to Section 9.04(e), after satisfaction of all amounts due to creditors of the Trust, if any, as provided by applicable law, the Trust shall be liquidated by the Property Trustee by distributing to each Securityholder a Like Amount of Debentures. Notice of liquidation shall be given by the Administrative Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Securityholder at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                 (i) state the Liquidation Date, which, in the case of an Early Termination Event specified in clause (iii) of Section 9.02 shall be no later than the 90th day following the occurrence of the Special Event;

                (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

               (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or in the case of a Section 9.04(e) liquidation, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

          (b) In order to effect the distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the outstanding Trust Securities Certificates.

          (c) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such Trust Securities Certificates to the Property Trustee or its agent for exchange, (iii) the Depositor shall use its reasonable efforts to have the Debentures listed on the New York Stock Exchange or on such other stock exchange or other organization as the Preferred Securities are then listed or traded, (iv) any Trust Securities Certificate not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificate until such Trust Securities Certificate shall be so surrendered (and until such Trust Securities Certificates shall be so surrendered, no payments of interest or principal will be made to Holders of such Trust Securities Certificates) and (v) all rights of Securityholders will cease, except the right to receive Debentures and payments of interest and principal received by the Trustee with respect to the Debentures represented by Trust Security Certificates not surrendered for exchange upon surrender of Trust Securities Certificates.

          (d) If at any time a Special Event shall occur and be continuing, the Depositor may elect to (i) redeem the Debentures in whole but not in part and therefore cause a mandatory redemption of all the Preferred Securities at the Redemption Price within 90 days following the occurrence of such Special Event, or (ii) cause the termination of the Trust; provided, however, that, in the case of a Tax Event, any such termination shall be conditioned upon receipt by the Administrative Trustees of a No Recognition Opinion.

          (e)  In the event that, notwithstanding the other provisions of this
Section 9.04, whether because of an order for termination entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of all amounts due to creditors of the Trust, if any, as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with

Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing or if a Debenture Event of Default has not occurred solely by reason of a requirement that time lapse or notice be given, the Preferred Securities shall have a priority over the Common Securities.

          Section 9.05. Mergers, Consolidations, Amalgamations or Replacements of the Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.05. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor any successor entity will be required to register as an investment company under the Investment Company Act and (viii) the Depositor owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% of the aggregate Liquidation Amount of the Outstanding Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.


                                   ARTICLE X.

                            Miscellaneous Provisions

          Section 10.01. Guarantee by the Depositor and Assumption of Obligations. Subject to the terms and conditions hereof, the Depositor irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries"), and agrees to assume liability for, the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders the amounts due such Holders pursuant to the terms of the Trust Securities. This guarantee and assumption is intended to be for the benefit, of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

          Section 10.02. Limitation of Rights of Securityholders. The death or incapacity of any person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Section 10.03. Amendment. (a) This Trust Agreement may be amended from time to time by the Property Trustee, a majority of the Administrative Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Securityholder, (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified for United States federal income tax purposes other than as a "grantor trust" at any time that any Trust Securities are Outstanding or to ensure the Trust's exemption from the status of an "investment company" under the Investment Company Act of 1940, as amended, or (iii) to effect the acceptance of a successor Trustee's appointment. Any amendment of this Trust Agreement pursuant to clause (i) above shall become effective only when notice thereof shall have been given to the Securityholders.

          (b) Except as provided in Sections 6.01(c) and 10.03(c), any provision of this Trust Agreement may be amended by the Property Trustee, a majority of Administrative Trustees and the Depositor with (i) the approval of the Holders of at least a majority of the aggregate Liquidation Amount of the Outstanding Trust Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act of 1940, as amended; provided, however, that, subject to Section 10.03(c), if any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (A) any action that would materially adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise, or
(B) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then such amendment or proposal shall not be effective except with the approval of the Holders of at least 66 2/3% of the aggregate Liquidation Amount of the Outstanding Preferred Securities.

          (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date or (iii) change the provisions of Section 10.03(c).

          (d) Notwithstanding any other provisions of this Trust Agreement, no Administrative Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act of 1940, as amended, afforded by Rule 3a-5 thereunder.

          (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the affected party, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or any Trustee.

          (f) In the event there shall be that any amendment to this Trust Agreement, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

          (g) The Trustees are entitled to receive an Opinion of Counsel as conclusive evidence that any amendment to this Trust Agreement executed pursuant to this Section 10.03 is authorized or permitted by, and conforms to, the terms of this Section 10.03, has been duly authorized by and lawfully executed and delivered on behalf of the other requisite parties, and that it is proper for the Trustees under the provisions of this
Section 10.03 to join in the execution thereof.

          Section 10.04. Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 10.05. Governing Law. This Trust Agreement and the rights and obligations of each of the Securityholders, the Trust and the Trustees with respect to this Trust Agreement and the Trust Securities shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to conflict of laws principles).

          Section 10.06. Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Trust or the Trustees, including any successor by operation of law.

          Section 10.07. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

          Section 10.08. Notice and Demand. (a) Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register and (ii) in the case of the Common Securityholder or the Depositor, to Delmarva Power & Light Company, 800 King Street, Wilmington, Delaware 19899, Attention: Treasurer, facsimile no. (302) 429-3356, with a copy to the Secretary, facsimile no. (302) 429-3367. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

          (b) Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee, 1100 North Market Street, Wilmington, Delaware 19890 marked "Attention: Corporate Trust Administration" and (ii) with respect to the Trust or the Administrative Trustees, at the address above for notice to the Depositor, marked "Attention: Administrative Trustees for Delmarva Power Financing I". Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

          Section 10.09. Agreement Not to Petition. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with
Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.09, the Property Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this Section 10.09 shall survive the termination of this Trust Agreement.

          Section 10.10. Conflict with Trust Indenture Act. (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

          (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing interests in the Trust.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

IN WITNESS WHEREOF, the parties have caused this Trust Agreement to be duly executed, all as of the day and year first above written.


                                        DELMARVA POWER & LIGHT COMPANY


                                        By:
                                           ----------------------------------
                                             Title:


                                        WILMINGTON TRUST COMPANY
                                             as Property Trustee

                                        By:
                                           ----------------------------------
                                             Title:

                                             --------------------------------
                                             solely in his (her) capacity as
                                             Administrative Trustee

                                             --------------------------------


                                             --------------------------------
                                             solely in his (her) capacity as
                                             Administrative Trustee

                                             --------------------------------


                                             --------------------------------
                                             solely in his (her) capacity as
                                             Administrative Trustee

                                             --------------------------------

                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                           DELMARVA POWER FINANCING I

          THIS CERTIFICATE OF TRUST of Delmarva Power Financing I (the "Trust"),
dated as of                 , 1996, is being duly executed and filed by the
undersigned, as trustees, to create a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801, et seq.).
              -------           ------

          1. Name. The name of the business trust being created hereby is Delmarva Power Financing I.

          2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are as follows:

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890

          3. Effective Date. This Certificate of Trust shall be effective as of its filing.

          IN WITNESS WHEREOF, the undersigned, being the only trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

WILMINGTON TRUST COMPANY,
not in its individual capacity                    not in his (her) individual
but solely as Trustee                             but solely as Trustee

By:
   -------------------                            ---------------
Name:
Title:

                                                                       EXHIBIT B

                      THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate Number                               Number of Common Securities

     C-[ ]

                    Certificate Evidencing Common Securities

                                       of

                           DELMARVA POWER FINANCING I

                               Common Securities
                  (Liquidation Amount $25 per Common Security)


          Delmarva Power Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Delmarva Power & Light Company (the "Holder") is the registered owner of the number set forth above of common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated as Common Securities (Liquidation Amount $25 per Common Security) (the "Common Securities"). In accordance with Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of _______ ___, 1996, as the same may be amended from time to time (the "Trust Agreement"). The Trust will furnish a copy of the Trust Agreement to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

          Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

          IN WITNESS WHEREOF, an Administrative Trustee of the Trust has executed this certificate for and on behalf of the Trust on this ____ day of _________, 199_.


                                   DELMARVA POWER FINANCING I


                                   By:
                                      -----------------------------------------
                                      not in his (her) individual capacity, but
                                      solely as Administrative Trustee

                                                                       EXHIBIT C

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

          AGREEMENT dated as of ________ ___, 1996, between Delmarva Power & Light Company, a Delaware and Virginia corporation ("Delmarva Power"), and Delmarva Power Financing I, a Delaware business trust (the "Trust").

          WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Debentures from Delmarva Power and to issue its ___% Cumulative Trust Preferred Capital Securities (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of ________ __, 1996 as the same may be amended from time to time (the "Trust Agreement");

          WHEREAS, Delmarva Power is the issuer of the Debentures;

          NOW, THEREFORE, in consideration of the acceptance by each holder of the Preferred Securities, which acceptance Delmarva Power hereby agrees shall benefit Delmarva Power and which acceptance Delmarva Power acknowledges will be made in reliance upon the execution and delivery of this Agreement, Delmarva Power, including in its capacity as holder of the Common Securities, and the Trust hereby agree as follows:

                                   ARTICLE I

          Section 1.01.  Assumption by Delmarva Power.  Subject to the terms and
                         ----------------------------
conditions hereof, Delmarva Power hereby irrevocably and unconditionally assumes the full payment, when and as due, of any and all Obligations (as hereinafter defined) to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries"). As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than (a) obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be, and (b) obligations arising out of the negligence, willful misconduct or bad faith of the Trustees of the Trust. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

          Section 1.02.  Term of Agreement.  This Agreement shall terminate and
                         -----------------
be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Beneficiary must restore payment of any sum paid on account of any Obligation under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

          Section 1.03.  Waiver of Notice.  Delmarva Power hereby waives (a)
                         ----------------
notice of acceptance of this Agreement and of any Obligation to which it may apply and (b) presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

          Section 1.04.  No Impairment.  The obligations, covenants, agreements
                         -------------
and duties of Delmarva Power under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

          (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

          (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

Neither the Trust nor any Beneficiary shall have any obligation to give notice to, or obtain the consent of, Delmarva Power with respect to the happening of any of the foregoing.

          Section 1.05.  Enforcement.  A Beneficiary may enforce this Agreement
                         -----------
directly against Delmarva Power and Delmarva Power waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against Delmarva Power.


                                   ARTICLE II

          Section 2.01.  Binding Effect.  All of the obligations, covenants,
                         --------------
agreements and duties contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of Delmarva Power.

          Section 2.02.  Amendment.  So long as there shall remain any
                         ---------
Beneficiary or any Preferred Securities outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

          Section 2.03.  Notices.  Any notice, request or other communication
                         -------
required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to wit:

               Delmarva Power Financing I
               c/o Delmarva Power & Light Company, Treasury Department 800 King Street
               Wilmington, Delaware  19899
                 Facsimile No.: (302) 429-3367
                 Attention:  Administrative Trustees

               Delmarva Power & Light Company
               800 King Street
               Wilmington, Delaware 19899
                 Facsimile No.: (302) 429-3367
                 Attention:  Treasurer

          Section 2.04 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

          THIS AGREEMENT is executed as of the day and year first above written.

                                 DELMARVA POWER & LIGHT COMPANY


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 DELMARVA POWER FINANCING I

                                 By:
                                    -----------------------------------------

                                    not in his (her) individual capacity, but solely as Administrative Trustee

                            [Clearing Agency Legend]

                                                                       EXHIBIT D

     Certificate Number                           Number of Preferred Securities

          P-                      CUSIP NO.

                  Certificate Evidencing Preferred Securities

                                       of

                           DELMARVA POWER FINANCING I

                % Cumulative Trust Preferred Capital Securities
                (Liquidation Amount $25 per Preferred Security)


          Delmarva Power Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of the number set forth above of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated as __% Cumulative Trust Preferred Capital Securities (Liquidation Amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the
Trust, dated as of                   , 1996, as the same may be amended from
time to time (the "Trust Agreement"). The holder of this certificate is entitled to the benefits of the Guarantee Agreement of Delmarva Power & Light Company, a Delaware and Virginia corporation, and Wilmington Trust Company, as
guarantee trustee, dated as of                  , 1996 (the "Guarantee"), to the
extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

          Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

          IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate for and on behalf of the Trust.

Dated:

                                     DELMARVA POWER FINANCING I



                                     By:
                                        --------------------------------------
                                           [                    ]
                                           not in his (her) individual capacity,
                                           but solely as Administrative Trustee

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Insert address and zip code of assignee)

of the Preferred Securities represented by this Preferred Securities Certificate and irrevocably appoints


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
attorney to transfer such Preferred Securities Certificate on the books of the Trust. The attorney may substitute another to act for him or her.

Date:
     -----------------------

Signature:
          ---------------------------

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

Signature:
          ---------------------------

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)